(Basis Rate Swap)
(MULTICURRENCY - CROSS BORDER)



                                      ISDA(R)

                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT

                            dated as of [______] 2003

Northern Rock plc ("Party A") and The Bank of New York (as "Note Trustee") and Granite Mortgages 03-1 plc ("Party B").

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: --

1. INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2. OBLIGATIONS

(a) GENERAL CONDITIONS.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing,
      (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and
      (3) each other applicable condition precedent specified in this Agreement.

       Copyright (C) 1992 by International Swap Dealers Association, Inc.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) NETTING. If on any date amounts would otherwise be payable: --

      (i) in the same currency; and

      (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment OF any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) DEDUCTION OR WITHHOLDING FOR TAX.

      (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will: --

            (1) promptly notify the other party ("Y") OF such requirement;

            (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for: --

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the failure of a representation made by Y pursuant to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (i) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (ii) a Change in Tax Law.

                                       2                            ISDA(R) 1992

      (ii) LIABILITY. If: --



            (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

            (2) X does not so deduct or withhold; and

            (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that: --

(a) BASIC REPRESENTATIONS.

      (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

      (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

      (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors'rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

                                       3                            ISDA(R) 1992

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party: --

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs: --

      (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

      (ii) any other documents specified in the Schedule or any Confirmation;
      and

      (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,



                                       4                            ISDA(R) 1992
organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party: --

      (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

      (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

      (iii) CREDIT SUPPORT DEFAULT.

            (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

            (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

      (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(c) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

      (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
      (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

      (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however


                                       5                            ISDA(R) 1992
      described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

      (VII) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: --

            (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
            (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof, (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
            (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

      (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: --

            (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

            (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

                                       6                            ISDA(R) 1992

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:

      (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): --

            (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

            (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

      (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

      (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

      (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

      (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

                                       7                            ISDA(R) 1992

6. EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

      (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

      (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under
      Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

      If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

      Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

      (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

      (iv) RIGHT TO TERMINATE. If: --

            (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

            (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then

                                       8                            ISDA(R) 1992
      continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) EFFECT OF DESIGNATION.

      (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

      (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) CALCULATIONS.

      (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

      (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

      (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default: --

            (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

            (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

            (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the


                                       9                            ISDA(R) 1992

            Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

            (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

      (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event: --

            (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

            (2) Two Affected Parties. If there are two Affected Parties: --

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

            If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

      (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

      (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

                                       10                           ISDA(R) 1992

7. TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8. CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the contractual currency payable in respect of this agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

                                       11                           ISDA(R) 1992

9. MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) COUNTERPARTS AND CONFIRMATIONS.

      (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

      (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall he entered into as soon as practicable and may he executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. OFFICES; MULTIBRANCH PARTIES

(a) if Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) if a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document

                                       12                           ISDA(R) 1992
to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated: --

      (i) if in writing and delivered in person or by courier, on the date it is delivered;

      (ii) if sent by telex, on the date the recipient's answerback is received;

      (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

      (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

      (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13. GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:

      (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

      (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any


                                       13                           ISDA(R) 1992
reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. DEFINITIONS

As used in this Agreement: --

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means: --

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

                                       14                           ISDA(R) 1992

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "LAWFUL" and "UNLAWFUL" WILL be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have

                                       15                           ISDA(R) 1992
been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of. --

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meanings specified in the Schedule.

                                       16                           ISDA(R) 1992

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Tenninated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

                                       17                           ISDA(R) 1992
value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

                                                  Granite Mortgages 03-1 plc,
   Northern Rock plc, being Party A                       being Party B
---------------------------------------        ---------------------------------
         (Name of Party)                                 (Name of Party)


By: ...................................        By: .............................
    Name:                                          Name:
    Title:                                         Title:
    Date:                                          Date:

The Bank of New York,
being the Note Trustee
By: ...................................
    Name:
    Title:
    Date:


                                       18                           ISDA(R) 1992

                                                               (BASIS RATE SWAP)

                                   SCHEDULE

                                    TO THE

                               MASTER AGREEMENT

                           dated as of [_____], 2003

between

(1)    NORTHERN ROCK PLC ("PARTY A");

(2)    GRANITE MORTGAGES 03-1 plc ("PARTY B"); and

(3) THE BANK OF NEW YORK (as Note Trustee and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(c) and (h) of the Schedule to this Agreement).

Part   1. TERMINATION PROVISIONS

(a)    "SPECIFIED ENTITY" means in relation to Party A for the purpose of:-

       Section 5(a)(v), none

       Section 5(a)(vi), none

       Section 5(a)(vii), none

       Section 5(b)(iv), none

       and in relation to Party B for the purpose of:-

       Section 5(a)(v), none

       Section 5(a)(vi), none

       Section 5(a)(vii), none

       Section 5(b)(iv), none

(b)    "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi), will not apply to Party A and will not apply to Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this Agreement:-

       (i)    Market Quotation will apply.

       (ii)   The Second Method will apply.

(g)    "TERMINATION CURRENCY" means Sterling.

Part 2. TAX REPRESENTATIONS

(a)    PAYER  REPRESENTATIONS.   For  the  purpose  of  Section  3(e)  of  this
       Agreement,   Party  A  and  Party  B  will   each  make  the   following
       representation:

       It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
       Section 3(f) of this Agreement, (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause
       (ii) and the  other  party  does not  deliver a form or  document  under
       Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)    PAYEE  REPRESENTATIONS.   For  the  purposes  of  Section  3(f)  of  the
       Agreement, Party A makes the representation specified below (the "ADDITIONAL TAX REPRESENTATION").

       (i) it is a party to each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a branch or agency; or

       (ii) it is resident in the United Kingdom or in a jurisdiction with which the United Kingdom has a double tax treaty which makes provision, whether for relief or otherwise, in relation to interest.

(c) ADDITIONAL TERMINATION EVENT. The Additional Tax Representation proves to have been incorrect or misleading in any material respect with respect to one or more Transactions (each an "Affected Transaction" for the purposes of this Additional Termination Event) when made or repeated or deemed to have been made or repeated. The Affected Party shall be Party A only.

Part 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-

(a)    Tax forms, documents or certificates to be delivered are:-

PARTY REQUIRED TO   FORM/DOCUMENT/  DATE BY WHICH
DELIVER DOCUMENT    CERTIFICATE     TO BE DELIVERED
                    None

(B)    Other documents to be delivered are:-

PARTY REQUIRED TO         FORM/DOCUMENT/CERTIFICATE                      DATE BY WHICH TO BE         COVERED BY SECTION 3(D)
DELIVER DOCUMENT                                                         DELIVERED                   REPRESENTATION
Party A and Party B       Appropriate  evidence  of  its  signatory's    On   signing   of  this     Yes
                          Authority                                      Agreement

Party B                   Certified copy of board resolution             On   signing   of  this     Yes
                                                                         Agreement

Party A                   Legal opinion of counsel to Party B            On   signing   of  this     No
                                                                         Agreement

Part 4. MISCELLANEOUS

(a)    ADDRESSES  FOR  NOTICES.  For  the  purpose  of  Section  12(a)  of this
       Agreement:-

       Address for notices or communications to Party A:-

       Address:         Northern Rock House
                        Gosforth
                        Newcastle upon Tyne
                        NE3 4PL

      Attention:        Senior Manager, Treasury Settlement

      Facsimile No.:    0191 279 4694

      Address for notices or communications to Party B:-

      Address:          Granite Mortgages 03-1 plc
                        Fifth Floor
                        100 Wood Street
                        London
                        EC2V 7EX

       With a copy to:   Northern Rock plc

                         Northern Rock House
                         Gosforth
                         Newcastle upon Tyne
                         NE3 4PL

       Attention:        Keith M. Currie

       Facsimile No.:    0191 279 4694

       With a copy to the Note Trustee:-

       Address:          The Bank of New York
                         One Canada Square
                         48th Floor
                         London
                         E14 5AL

       Attention:        Corporate Trust (Global Structured Finance)

       Facsimile No.:   020 7364 6555

(b)    PROCESS AGENT. For this purpose of Section 13(c) of this Agreement:-

       Party  A appoints as its Process Agent: None.

       Party  B appoints as its Process Agent: None.

(c)    OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d) MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:- Party A is not a Multibranch Party.

       Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent shall be as specified in each Confirmation.

(f)    CREDIT SUPPORT  DOCUMENT.  Details of any Credit  Support  Document:-

       In respect of Party A: None.

       In respect of Party B:  None.

(g)    CREDIT SUPPORT PROVIDER.

       Credit Support Provider means in relation to Party A, none.

       Credit Support Provider means in relation to Party B, none.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

(i) NETTING OF PAYMENTS. Sub-paragraph (ii) of Section 2(c) of this Agreement will not apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation. (j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

Part  5. OTHER PROVISIONS

(a)    DEFINITIONS AND INTERPRETATION

       Capitalised terms used in this Agreement shall, except where the context otherwise requires and save where otherwise defined in this Agreement, bear the meanings given to them in the Master Definitions Schedule as amended and restated by (and appearing in Appendix 1 to) the Master Definitions Schedule [Fourth] Amendment Deed executed by, among others, the Note Trustee on [_______] 2003 and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on [________] 2003 (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Master Definitions Schedule.

(b)    NO SET-OFF

       (i) All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in Section 6.

       (ii) Section 6(e) shall be amended by the deletion of the following sentence; "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(c)    SECURITY INTEREST

Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Note Trustee (or any successor thereto) pursuant to and in accordance with the Current Issuer Deed of Charge and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Note Trustee shall not be liable for any of the obligations of Party B hereunder.

(d)    DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT

Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v), Section 5(a)(vii)(2), (5),(6),(7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

Section 5(a)(vii)(8) will not apply to Party B to the extent that it applies to
Section 5(a)(vii)(2) (5),(6),(7) and (9).

(e)    DISAPPLICATION OF CERTAIN TERMINATION EVENTS

The "Tax Event" and "Tax Event Upon Merger" provisions of Section 5(b)(ii) and 5(b)(iii) will not apply to Party A or to Party B.

(f)    ADDITIONAL EVENT OF DEFAULT

The following shall constitute an additional Event of Default with respect to Party B:

"NOTE ENFORCEMENT NOTICE. The Note Trustee serves a Note Enforcement Notice on Party B (in which case Party B shall be the Defaulting Party)."

(g)    NORTHERN ROCK PLC AS PARTY B'S AGENT

Party B hereby declares that pursuant to the Current Issuer Cash Management Agreement it has appointed Northern Rock plc to act as its agent for the purpose, inter alia, of the operation of this Agreement and dealing with payments hereunder. Accordingly, unless and until written notice is received by Party A from the Note Trustee that such appointment has been terminated, Party A shall be entitled to treat all communications and acts relating to this Agreement received from or carried out by Northern Rock plc as agent for Party B under the Current Issuer Cash Management Agreement as being those of Party B and Party B hereby agrees to ratify and confirm the same.

(h)    SECURITY, ENFORCEMENT AND LIMITED RECOURSE

       (i) Party A agrees with Party B and the Note Trustee to be bound by the terms of the Current Issuer Deed of Charge and the Current Issuer Cash Management Agreement and, in particular, confirms that: (i) no sum shall be payable by or on behalf of Party B to it except in accordance with the Current Issuer Priority of Payments as set out in the Current Issuer Cash Management Agreement or, as applicable, the Current Issuer Deed of Charge (as the same may be amended from time to time); and (ii) it will not take any steps for the winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B except as provided in the Current Issuer Deed of Charge.

       (ii) In relation to all sums due and payable by Party B to Party A, Party A agrees that it shall have recourse only to sums available to Party B for the purpose of making (iii) payments to Party A in accordance with the relevant Current Issuer Priority of

              Payments, the Current Issuer Cash Management Agreement and/or, as applicable the Current Issuer Deed of Charge.

(i)    RESERVED

(j)    AUTHORISED PERSON

For the purposes of Section 3 of this Agreement, Party A represents to Party B (which representation will be deemed to be repeated by Party A on each date on which a Transaction is entered into and throughout the course of any Transaction) that it is an authorised person for the purposes of the Financial Services and Markets Act 2000.

(k)    RATINGS DOWNGRADE OF PARTY A

       (i) In the event that the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as "A-1" (or its equivalent) by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. ("S&P") and as a result of such downgrade the then current rating of the Notes may, in the reasonable opinion of S&P, be downgraded or placed under review for possible downgrade (such downgrade or, as applicable, placing under review for possible downgrade, being for the purposes of this sub-part (i) a "NOTE DOWNGRADE EVENT"), then Party A will, on a reasonable efforts basis within 30 days of the occurrence of such downgrade, at its own cost attempt to transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose short-term, unsecured and unsubordinated debt obligations are rated at least as high as "A-1" (or its equivalent) by S&P or such other rating as is commensurate with the rating assigned to the Notes by S&P from time to time.

              In the event that Party A is unable to make such transfer within such 30 day period, then it will continue, on a reasonable efforts basis, to attempt to make such transfer and pending such transfer, Party A will, on a reasonable efforts basis and at its own cost either:

              (A) put in place an appropriate mark-to-market collateral agreement, (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement provided that (x) Party A shall be deemed to have satisfied the requirements of S&P if the amount of collateral agreed to be provided in the form of cash and/or securities (the "COLLATERAL AMOUNT") is determined on a basis which is no more onerous than the S&P Criteria (as defined below) and (y) the Collateral Amount shall not be required to exceed such amount as would be required (in accordance with the S&P Criteria) to restore the rating of the Notes to the level they would have been at immediately prior to such downgrading; or

              (B) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement whose short-term, unsecured and unsubordinated debt obligations are rated at least as high as "A-1" (or its equivalent) by S&P or such other rating as is commensurate with the rating assigned to the Notes by S&P from time to time; or

              (C) take such other action as Party A may agree with S&P as will result in the rating of the Notes then outstanding following the taking of such action being rated no lower than the rating of the Notes immediately prior to such downgrade.

              "S&P CRITERIA" means the criteria published in January 1999 as amended in June 2000 which enable entities rated lower than a specified level to participate in structured finance transactions which, through collateralisation, are rated at a higher level (as referred to, in part, in the article entitled New Interest Rate Currency Swap Criteria Broadens Allowable Counterparties in the January 1999 issue of S&P's Structured Finance publication)

       (ii) In the event that (aa) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as "A2" (or its equivalent) by Moody's Investors Service Limited ("MOODY'S") or (bb) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's, (and, if relevant, the long term, unsecured and unsubordinated debt obligations of any Credit Support Provider of Party A cease to be rated as high as "A1" (or its equivalent) by Moody's or its short-term, unsecured and unsubordinated debt obligations cease to be rated as high as "Prime-1" (or its equivalent) by Moody's) and as a result of such downgrade the then current ratings of the Notes may in the opinion of Moody's be downgraded or placed under review for possible downgrade (such downgrade or, as applicable, placing under review for possible downgrade, being for the purposes of this sub-part (ii) a "NOTE DOWNGRADE EVENT"), then Party A will, on a reasonable efforts basis and at its own cost attempt to:

              (A) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B or (y) a replacement third party in relation to whom Moody's has confirmed that there would be no Note Downgrade Event; or

              (B) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement. Such co-obligor may be either (x) a person with the Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a person in relation to whom Moody's has confirmed that there would be no Note Downgrade Event; or

              (C) take such other action as Moody's shall confirm to Party A will remedy a Note Downgrade Event.

                     Pending compliance with any of (ii)(A), (ii)(B) or (ii)(C) above, Party A will, at its own cost:

              (D) within 30 days of the occurrence of such downgrade, put in place a mark-to-market collateral agreement in a form and substance acceptable to Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with Moody's Criteria (or such other amount as may be agreed with Moody's).

              If any of (ii)(A), (ii)(B) or (ii)(C) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (ii)(D) will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

       (iii) In the event that (aa) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, cease to be rated at least as high as "A3" (or its equivalent) by Moody's or (bb) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, cease to be rated at least as high as "Prime-2" (or its equivalent) by Moody's and as a result of such downgrade, the then current ratings of the Notes may in the opinion of Moody's be downgraded or placed under review for possible downgrade (such downgrade or, as applicable, placing under review for possible downgrade, being for the purposes of this sub-part (iii) a "NOTE DOWNGRADE EVENT") then Party A will, on a reasonable efforts basis, within 30 days of the occurrence of such downgrade, and at its own cost:

              (A) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party in relation to whom Moody's has confirmed that there would be no Note Downgrade Event; or

              (B) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement. Such co-obligor may be either (x) a person with the Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a person in relation to whom Moody's has confirmed that there would be no Note Downgrade Event; or

              (C) take such other action as Moody's shall confirm to Party A will remedy a Note Downgrade Event.

              In the  event  that  Party A is  unable  to  comply  with  either
              (iii)(A), (iii)(B) or (iii)(C) within such 30 day period then it will continue, on a best efforts basis, to comply with the same.

              Pending compliance with (iii)(A), (iii)(B) or (iii)(C), Party A will at its own cost:

              (D) put in place a mark-to-market collateral agreement in a form and substance acceptable to Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with Moody's Criteria (or such other amount as may be agreed with Moody's).

              If any of (iii)(A), (iii)(B) or (iii)(C) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (iii)(D) will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

              For the purposes of (ii) and (iii), "REQUIRED RATINGS" means in respect of the relevant entity, its long-term, unsecured and unsubordinated debt obligations are rated at least as high as
              "A1" and its short-term unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" by Moody's or such other ratings as may be agreed with Moody's from time to time.

              "MOODY'S CRITERIA" means that the Collateral Amount shall not exceed an amount equal to 102 per cent. of the mark-to-market value (updated weekly) of the outstanding Transactions as determined by Party A in good faith from time to time provided that:

              (a) if the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as "A2" (or its equivalent) by Moody's or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's then the applicable Collateral Amount shall equal the sum of:

                     (i)    an   amount   equal  to  102  per   cent.   of  the
                            mark-to-market value (updated weekly) of the outstanding Transactions determined by Party A in good faith from time to time (for the avoidance of doubt, taking into account, inter alia, expected future prepayment rates); and

                     (ii)   the sum of:

                            (A) the aggregate of the amounts determined in respect of each class of Notes, equal to the principal amount outstanding of that class of Notes multiplied by the weighted average life of that class of Notes as at the date of the determination

                                   (expressed in days), divided by 365 (such aggregate, the "BUFFER NOTIONAL") multiplied by the product of 0.20 per cent. and the Fixed Rate Ratio; and

                            (B)    the  Buffer   Notional   multiplied  by  the
                                   product of 0.10 per cent. and the sum of the Variable Rate Ratio and the Flexible Ratio;

              (b) if the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated as high as "A3" (or its equivalent) by Moody's or the short term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated as high as "Prime-2" (or its equivalent) by Moody's then the applicable Collateral Amount shall equal the sum of:

                     (i)    an   amount   equal  to  102  per   cent.   of  the
                            mark-to-market value (updated weekly) of the outstanding Transactions determined by Party A in good faith from time to time (for the avoidance of doubt, taking into account, inter alia, expected future prepayment rates and assuming that the Issuer will not exercise its option to redeem the Notes on the Step-up Date); and

                     (ii)   the sum of:

                            (A)    the  Buffer   Notional   multiplied  by  the
                                   product of 0.40 per cent. and the Fixed Rate
                                   Ratio; and

                            (B)    the  Buffer   Notional   multiplied  by  the
                                   product of 0.20 per cent. and the sum of the Variable Rate Ratio and the Flexible Ratio.

              In relation to (ii)(D) and (iii)(D) above Party A will, upon receipt of reasonable notice from Moody's, demonstrate to Moody's the calculation by it of the mark-to-market value of the outstanding Transactions. In relation to (iii)(D) above Party A will, upon receipt of reasonable notice from Moody's, arrange an audit of the methodology used by Party A in the calculation of the mark-to-market value of the outstanding Transactions.

              Party A will calculate the weighted average life of the Notes using the assumptions referred to in the Offering Circular under the headings "Maturity and Prepayment Considerations" (as amended herein), provided that (x) such assumptions shall reflect the then current expectations of the Issuer and/or be based upon such circumstances as Party A may, in good faith, determine applicable; and (y) in relation to the calculation of the Buffer Notional under part (b) of the definition of the Moody's Criteria, it shall be assumed that the Issuer will not exercise its option to redeem the Notes on the Step-up Date.

       (iv) In the event that the short-term unsecured and unsubordinated debt obligations of Party A (or its successor or assignee) cease to be rated at least as high as "F1" (or its equivalent) by Fitch Ratings Ltd ("FITCH") and as a result of such downgrade the then current rating of the Notes may in the reasonable opinion of Fitch be downgraded or placed on credit watch for possible downgrade (such downgrade or, as applicable, placement on credit watch, being for the purposes of this sub-part (iv) a "NOTE DOWNGRADE EVENT"), then Party A will, on a reasonable efforts basis, within 30 days of the occurrence of such downgrade, at its own cost attempt to transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Notes by Fitch from time to time.

              In the event that Party A is unable to make such transfer within such 30 day period, then it will continue, on a reasonable efforts basis, to attempt to make such transfer and pending such transfer, Party A will, on a reasonable efforts basis and at its own cost, either:

              (A) put in place an appropriate mark-to-market collateral agreement (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement provided that (x) Party A shall be deemed to have satisfied the requirements of Fitch if the Collateral Amount is determined on a basis which is no more onerous than the Fitch Criteria (as defined below) and (y) the Collateral Amount shall not be required to exceed such amount as would be required (in accordance with the Fitch Criteria) to restore the rating of the Notes to the level they would have been at immediately prior to such downgrading; or

              (B) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Notes by Fitch from time to time; or

              (C) take such other action as Party A may agree with Fitch as will result in the rating of the Notes then outstanding being maintained.

              "FITCH CRITERIA" means the Collateral Amount shall not exceed an amount equal to 100 per cent. of the mark-to-market value of the outstanding Transactions as determined by Party A in good faith from time to time provided that if the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor, assignee or novatee) cease to be rated as high as "F1" by Fitch then the applicable Collateral Amount shall not exceed the sum of
              (i) an amount equal to 100 per cent. of the mark-to-market value of the outstanding Transactions determined by Party A in good faith from time to time, and (ii) an amount determined in respect of the Notes equal to the Principal Amount Outstanding as of the date of determination multiplied by the number of days remaining from the date of the determination to the Expected Repayment Date, divided by 365 (such aggregate, the "BUFFER NOTIONAL") multiplied by the product of 0.10 per cent. and the Fixed Rate Ratio. "EXPECTED REPAYMENT DATE" means the Step-up Date.

       (v) If Party A does not take any of the measures described in (i) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following such downgrade with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

              If Party A does not take the measures described in (ii)(D) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following such downgrade with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

              If Party A does not take the measures described in (iii)(D) above such failure shall give rise to an Event of Default with respect to Party A and shall be deemed to have occurred on the tenth day following such downgrade with Party A as the sole Defaulting Party.

              If Party A does not take any of the measures described in (iv) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following such downgrade with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

              However, in the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this Part 5(k) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible the economic, legal and credit terms of the Terminated Transactions with Party A.

              Each Additional Termination Event described in this sub-part (v) shall, on its occurrence, constitute a "DOWNGRADE TERMINATION EVENT".

       (vi) Each of Party B and the Note Trustee shall use their reasonable endeavours to co-operate with Party A in putting in place such credit support documentation, including agreeing to such arrangements in such documentation as may satisfy S&P, Moody's and Fitch with respect to the operation and management of the collateral (subject always to proviso (x) and (y) in (i)(A), and (iv)(A) above) and entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral.

(l)    ADDITIONAL REPRESENTATION

Section 3 is amended by the addition at the end thereof of the following additional representations:

       (i) "(g)" NO AGENCY. It is entering into this Agreement and each Transaction as principal and not as agent of any person."

       (ii) The following additional representation shall be given by Party A only: "(h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

(m)    RECORDING OF CONVERSATIONS

Each party to this Agreement acknowledges and agrees to the tape recording of conversations between the parties to this Agreement whether by one or other or both of the parties.

(n)    RELATIONSHIP BETWEEN THE PARTIES

The  Agreement is amended by the  insertion  after  Section 14 of an additional
Section 15, reading in its entirety as follows:

"15.   RELATIONSHIP BETWEEN THE PARTIES

       Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

       (i) NON RELIANCE. It is acting for its own account, and it has made its own decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered
              investment   advice  or  a  recommendation  to  enter  into  that
              Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

       (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

       (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary or an adviser for it in respect of that Transaction."

(o)    TAX

The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

      "(d)  Deduction or Withholding for Tax

              (i)    Requirement to Withhold

                     All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "DEDUCTING PARTY"):

                     (A) will promptly notify the other party ("Y") of such requirement;

                     (B) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this
                            Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                     (C) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

                     (D) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "GROSS UP AMOUNT") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

              (ii)   Liability

                     If:

                     (A) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax in respect of payments under this Agreement; and

                     (B)    X does not so deduct or withhold; and

                     (C) a liability resulting from such Tax is assessed directly against X, then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "LIABILITY AMOUNT") (including any related liability for interest and together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

              (iii)  Tax Credit etc.

              (a)    Where Party A pays an amount in  accordance  with  Section
                     2(d)(i)(D)   or  Section   2(d)(ii)(C)   above,   Party  B
                     undertakes as follows:

              (1) To the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment or in the case of
                     Section 2(d)(ii)(C) the amount to be assessed, it shall pay to Party A on the next Payment Date after receipt of the same so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required or the amount had not so been assessed;

              (2) The "cash benefit" shall, in the case of credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in (1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, shall be the amount of the repayment together, in either case, with any related interest or similar payment obtained by Party B; and

              (3) It will use all reasonable endeavours to obtain any Tax credit, allowance, set-off or repayment as soon as is reasonably practicable provided that it shall be the sole judge of the amount of any such Tax credit, allowance, set- off or repayment and of the date on which the same is received and shall not be obliged to disclose to Party A any information regarding its tax affairs or tax computations save that Party B shall, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax credit, allowance, set-off or repayment and of the date on which the same is received.

                     The definition of "INDEMNIFIABLE  TAX" in Section 14 shall
                     be  deleted  and  the  following   shall  be   substituted
                     therefor:

                     ""INDEMNIFIABLE TAX" means any Tax."

(p)    CHANGE OF ACCOUNT

Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

"; provided that such new account shall be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a short term unsecured, unsubordinated and unguaranteed debt obligation rating of at least P-1 (in the case of Moody's) and A-1+ (in the case of S&P)."

(q)    CONDITION PRECEDENT

Section 2(a)(iii) shall be amended by the deletion of the words "a Potential Event of Default" in respect of conditions precedent to the obligations of Party A only.

(r)    REPRESENTATIONS

Section 3(b) shall be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(s)    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

(t) CALCULATIONS IF AN EARLY TERMINATION DATE OCCURS AS A RESULT OF AN EVENT OF DEFAULT OR ADDITIONAL TERMINATION EVENT WHERE PARTY A IS THE DEFAULTING PARTY OR THE SOLE AFFECTED PARTY.

Subject to compliance with Clause 15.3(k) (Basis Rate Swap Agreement) of the Current Issuer Deed of Charge, upon the occurrence of an Event of Default or an Additional Termination Event with respect to Party A, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination
Date) to proceed in accordance with Section 6 of the Agreement subject to the following:

       (i) For the purposes of Clause 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.

       (ii) The following amendments shall be deemed to be made to the definitions of "Market Quotation":

              (a)    the  word   "firm"   shall  be  added   before   the  word
                     "quotations" in the second line; and

              (b) the words "provided that the documentation relating thereto is either the same as this Agreement and the existing confirmations hereto (and the long-term unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "AA-" by S&P, "A1" by Moody's and "AA-" by Fitch (or, if such Reference
                     Market-maker is not rated by a Rating Agency, at such equivalent rating (by another Rating Agency) that is acceptable to such Rating Agency) or the Rating Agencies have confirmed in writing such proposed documentation will not adversely impact the ratings of the Notes" shall be added after "agree" in the sixteenth line; and

              (c) the last sentence shall be deleted and replaced with the following:

                     "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be either (a) the lower of the two quotations where there would be a sum payable by Party A to Party B, or (b) the higher of the two quotations where there would be a sum payable by Party B to Party A. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and if Party B does not accept such quotation (or if no quotation has been provided), it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined."

       (iii) For the purpose of the definition of "Market Quotation", and without limitation of the general rights of Party B under the
              Agreement:

              (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to (iii)(C) below;

              (B)    Party A  shall,  for the  purposes  of  Section  6(e),  be
                     permitted   to   obtain    quotations    from    Reference
                     Market-makers; and

              (C)    If no  quotations  have  been  obtained  within  10  Local
                     Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined.

       (iv)   Party B will be deemed to have discharged its  obligations  under
              (iii)(A) above if it promptly requests, in writing, Party A (such request to be made within two Local Business Days after the occurrence of the Early Termination Date) to obtain quotations from Reference Market- makers and Party A agrees to act in accordance with such request.

       (v) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations.

                                                              (BASIS RATE SWAP)
From:  Northern Rock plc

             Northern Rock House
             Gosforth
             Newcastle Upon Tyne
             NE3 4PL

To:    Granite Mortgages 03-1 plc

             Fifth Floor
             100 Wood Street
             London
             EC2V 7EX

Attention:   Securitisation Team, Risk Operations

To:    The Bank of New York

             One Canada Square
             48th Floor
             London
             E14 5AL

Attention:   Global Structured Finance (Corporate Trust)

                                                            [           ], 2003


Dear Sirs,

CONFIRMATION - ISSUER BASIS RATE SWAP

The purpose of this letter is to confirm the terms and conditions of the swap transaction entered into between us on the Trade Date specified below (the "SWAP TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) entered into between us and both of you on the date hereof as amended and supplemented from time to time (the "AGREEMENT").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps & Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation shall prevail. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to them in the Master Definitions Schedule as amended and restated by (and appearing in Appendix 1 to) the Master Definitions Schedule [Fourth] Amendment Deed executed by, among others, the Note Trustee on [______], 2003 and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on [______], 2003 (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Master Definitions Schedule. The following expressions shall have the following meanings:

The term "TRANSACTION" as used herein shall, for the purposes of the Definitions, have the same meaning as "SWAP TRANSACTION".

AVERAGE FIXED RATE MORTGAGE LOAN BALANCE means, in respect of a Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Fixed Rate Mortgage Loans at the start of business on the first day of such Determination Period as notified to the Calculation Agent by the Cash Manager in accordance with the Cash Management Agreement.

AVERAGE FLEXIBLE MORTGAGE LOAN BALANCE means, in respect of a Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Flexible Mortgage Loans at the start of business on the first day of such Determination Period as notified to the Calculation Agent by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

AVERAGE MORTGAGE LOAN BALANCE means, in respect of a Determination Period, the sum of the Average Fixed Rate Mortgage Loan Balance, the Average Variable Rate Mortgage Loan Balance and the Average Flexible Mortgage Loan Balance.

AVERAGE VARIABLE RATE MORTGAGE LOAN BALANCE means, in respect of a Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Variable Rate Mortgage Loans at the start of business on the first day of such Determination Period as notified to the Calculation Agent by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

BLENDED RATE means, in respect of a Determination Period, a rate of interest equal to the sum of (i) the Weighted Average Fixed Rate for such Determination Period multiplied by the Fixed Rate Ratio for such Determination Period; (ii) the Variable Rate Swap SVR for such Determination Period multiplied by the Variable Rate Ratio for such Determination Period and (iii) the Flexible Swap Rate for such Determination Period multiplied by the Flexible Ratio for such Determination Period.

BLENDED SPREAD means, in respect of a Determination Period, a percentage equal to the sum of (i) the Fixed Rate Spread multiplied by the Fixed Rate Ratio for such Determination Period; (ii) the Variable Rate Spread multiplied by the Variable Rate Ratio for such Determination Period and (iii) the Flexible Spread multiplied by the Flexible Ratio for such Determination Period.

CURRENT ISSUER means Granite Mortgages 03-1 plc.

DETERMINATION DATE means the first Business Day of any calendar month which includes a Payment Date.

DETERMINATION PERIOD means the period from (and including) the Closing Date to (but excluding) the first Determination Date and thereafter from (and including) one Determination Date to (but excluding) the next Determination Date.

EXCHANGE RATE means:   For the Series 1 Notes:  GBP1.00: [______]
                       For the Series 2 Notes:  GBP1.00: [______]

FIXED RATE MORTGAGE LOANS means those Mortgage Loans within the Mortgage Portfolio from time to time which are subject to fixed rates of interest set by reference to a pre-determined interest rate or series of interest rates for a fixed period or periods (and shall, for the avoidance of doubt, exclude Variable Rate Mortgage Loans and Flexible Mortgage Loans save for Flexible Mortgage Loans which are, at the relevant time, subject to such fixed rates of interest).

FIXED RATE RATIO means, in respect of a Determination Period, the Average Fixed Rate Mortgage Loan Balance divided by the Average Mortgage Loan Balance.

FIXED RATE SPREAD means [_____]% per annum.

FLEXIBLE MORTGAGE LOANS means those Mortgage Loans within the Mortgage Portfolio that typically incorporate features that give the borrower options (which may be subject to certain conditions) to, among other things, make further drawings on the mortgage loan account, and/or to overpay or underpay interest and principal in a given month and/or to take a payment holiday (and shall, for the avoidance of doubt, exclude: (i) Flexible Mortgage Loans which are, at the relevant time, subject to fixed rates of interest set by reference to a pre-determined interest rate or series of interest rates for a fixed period (which shall, for such fixed period, constitute Fixed Mortgage Loans); and (ii) Variable Rate Mortgage Loans ).

FLEXIBLE RATIO means, in respect of a Determination Period, the Average Flexible Mortgage Loan Balance divided by the Average Mortgage Loan Balance.

FLEXIBLE SPREAD means [____] per annum.

FLEXIBLE SWAP RATE means, in respect of a Determination Period, a rate of interest equal to the Variable Rate Swap SVR for such Determination Period minus the weighted average of the discounts charged to borrowers of Flexible Mortgage Loans as at the start of business on the first day of such Determination Period (the weighted average being calculated by reference to the then outstanding current balances of such Flexible Mortgage Loans as at that date), as determined by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

FUNDING means Granite Finance Funding Limited.

INTEREST PERIOD means in relation to the Current Issuer Notes a period from (and including) a Payment Date (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Payment Date.

ISSUER AMOUNT means, in respect of a Payment Date, an amount in Sterling equal to the amount produced by applying the Blended Rate for the Determination Period ending immediately prior to such Payment Date to the Notional Amount, such amount to be calculated by the Calculation Agent on the basis of the actual number of days in such Determination Period, divided by 365.

MORTGAGE PORTFOLIO has the meaning given to such term in the Master Definitions Schedule.

NOTES means the Current Issuer Notes.

NOTIONAL AMOUNT means in respect of any Payment Date an amount in Sterling equal to (a) the aggregate Principal Amount Outstanding of the Notes (converted to GBP at the applicable Exchange Rate in the case of Notes denominated in USD or in EUR) on the immediately preceding Payment Date, or in respect of the first Interest Payment Date, the aggregate Principal Amount Outstanding of the Notes on the Closing Date (converted into GBP at the applicable Exchange Date in the case of Notes denominated in USD or EUR) minus (b) the balance of the Principal Deficiency Ledger on such immediately preceding Payment Date as determined after taking account of any changes made on such date to the balance of the Principal Deficiency Ledger (converted to GDP at the applicable Exchange Rate in the case of the Principal Delivery Ledger entries in USD or in EUR) minus (c) the aggregate outstanding principal balance on the immediately preceding Payment Date of any Fixed Rate Mortgage Loans which have become Re-Fixed Mortgage Loans since the immediately preceding Payment Date.

PAYMENT DATE means the twentieth day of January, April, July and October in each year or, if such day is not a Business Day, the next succeeding Business Day, beginning in [________] 2003.

PRINCIPAL DEFICIENCY LEDGER means the Issuer Principal Deficiency Ledger of such name maintained for the Current Issuer by the Cash Manager pursuant to the Current Issuer Cash Management Agreement.

REFERENCE LENDERS means Abbey National plc, Alliance & Leicester plc, Barclays Bank plc, HBOS plc, Lloyds TSB Bank plc, National Westminster Bank Plc and Bradford and Bingley plc (or their respective successors) and such additional or replacement residential mortgage lenders as shall be determined by the Calculation Agent and REFERENCE LENDER means any one of them.

SWAP PROVIDER AMOUNT means, in respect of a Payment Date, an amount in Sterling which is equal to the amount produced by applying a rate equal to the Three Month LIBOR applicable to the Interest Period relating to such Payment Date plus the Blended Spread for the Determination Period ending during such Interest Period to the Notional Amount, such amount to be calculated by the Calculation Agent on the basis of the actual number of days in such Interest Period, divided by 365.

THREE MONTH LIBOR means, in respect of an Interest Period, the London Interbank Offered Rate for three-month Sterling deposits for such Interest Period (as determined by the Agent Bank in accordance with Condition 4 of the Current Issuer Notes and notified to the parties on the Payment Date on which the relevant Interest Period began); provided however that for the first Interest Period such rate shall be interpolated as set forth in Condition 4.

VARIABLE RATE MORTGAGE LOANS means those Mortgage Loans within the Mortgage Portfolio from time to time which are subject to a rate of interest which at any time may be varied in accordance with the relevant Mortgage Conditions (and shall, for the avoidance of doubt, exclude Fixed Rate Mortgage Loans and Flexible Mortgage Loans).

VARIABLE RATE RATIO means, in respect of a Determination Period, the Average Variable Rate Mortgage Loan Balance divided by the Average Mortgage Loan Balance.

VARIABLE RATE SPREAD means [_____]% per annum.

VARIABLE RATE SWAP SVR means, in respect of a Determination Period, the rate equal to the average of the standard variable rates or their equivalent charged to existing borrowers on residential mortgage loans as published from time to time as at the start of business on the first day of such Determination Period after excluding the highest and lowest rate, of the Reference Lenders, as determined by the Cash Manager in good faith and notified to the Calculation Agent from time to time in accordance with the Cash Management Agreement.

WEIGHTED AVERAGE FIXED RATE means, in respect of a Determination Period, the rate equal to the weighted average of the fixed rates of interest charged to borrowers of Fixed Rate Mortgage Loans as at the start of business on the first day of such Determination Period (the weighted average being calculated by reference to the then outstanding current balances of such Fixed Rate Mortgage Loans as at that date) as notified by the Cash Manager to the Calculation Agent in accordance with the provisions of the Cash Management Agreement.

1. This Confirmation supplements, forms part of, and is subject to, the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the Transaction to which this Confirmation relates are as follows:

       PARTY A:           Northern Rock plc

       PARTY B:           Granite Mortgages 03-1 plc

       TRADE DATE:        [________] 2003

       EFFECTIVE DATE:    [________] 2003

       TERMINATION DATE:  The  earlier  of (i)  the  Payment  Date  falling  in
                          [____________]   and  (ii)  the  date  on  which  the
                          outstanding principal balance of the Notes are reduced to zero.

BUSINESS DAY CENTERS
FOR ALL PAYMENTS:         London

CALCULATION OF
AMOUNTS: On the Distribution Date immediately preceding each Payment Date, the Calculation Agent shall calculate the Swap Provider Amount for such Payment Date and the Issuer Amount for such Payment Date, and forthwith notify Party A, Party B, the Cash Manager and the Current Issuer Cash Manager of the amounts so determined and of the net amount determined as set out below.

                     Notwithstanding any other provision of this Confirmation, if on any date (i) additional Mortgage Loans are added to the Mortgage Portfolio and (ii) Funding draws down a new intercompany loan (any such date, a "NEW LOAN DATE"), then the Calculation Agent may make any adjustments it deems appropriate to the Average Fixed Rate Mortgage Loan Balance, the Average Flexible Mortgage Loan Balance, the Average Variable Rate Mortgage Loan Balance and the Weighted Average Fixed Rate for the Determination Period in which such New Loan Date occurs in order to reflect the addition of such Mortgage Loans.

PAYMENTS:            If in relation to any Payment Date:

                          (i) the Swap Provider Amount for such Payment Date exceeds the Issuer Amount for such Payment Date, Party A shall pay the amount of such excess to Party B on such Payment Date;

                           (ii) the Issuer Amount for such Payment Date exceeds the Swap Provider Amount for such Payment Date, Party B shall pay the amount of such excess to Party A on such Payment Date;

                           (iii) the Swap Provider Amount for such Payment Date
                                 is equal to the Issuer Amount for such Payment Date, no amount shall be due and payable by either party hereunder in relation to such Payment Date.

CALCULATION AGENT:   Northern Rock plc acting in its capacity of  Administrator pursuant  to  the  Administration  Agreement  or  of  Cash
                     Manager pursuant to the Cash Management Agreement, as the case may be.

3.     Account Details:

       Payments to Party A:  Bank:                  Northern Rock plc
                             Account Name:          Northern Rock Group
                                                    Treasury
                             Sort Code:             30-00-59
                             Reference:             Granite Mortgages 03-1 plc

       Payments to Party B:  Bank:                  Citibank N.A.
                             Account Name:          Granite  Mortgages 03-1 plc
                             Account Number:        [________]
                             Sort Code:             18-50-08
                             Reference:             Northern Rock plc

4.     Notice Details:

       Party A:              Northern Rock plc

       Address:              Northern Rock House
                             Gosforth
                             Newcastle upon Tyne
                             NE3 4PL

       Facsimile Number:     0191-279-4694

       Attention:            Treasury Settlements Manager

       Party B:              Granite Mortgages 03-1 plc

       Address:              Fifth Floor
                             100 Wood Street
                             London
                             EC2V 7EX

       With a copy to:       Northern Rock plc
                             Northern Rock House
                             Gosforth
                             Newcastle upon Tyne
                             NE3 4PL

       Facsimile Number:     0191-279-4694

       Attention:            Keith M. Currie

       With a copy to the
       Note Trustee:         The Bank of New York

       Address:              One Canada Square
                             48th Floor
                             London
                             E14 5AL

       Facsimile Number:     0207 964 6262

       Attention:            Global Structured Finance
                             (Corporate Trust)

Yours faithfully,

NORTHERN ROCK PLC

by:



Name:

Title:




Confirmed as of the date first written:

GRANITE MORTGAGES 03-1 PLC

By:



Name:

Title:

THE BANK OF NEW YORK

     as Note Trustee

By:





Name:

Title:

(BILATERAL FORM - TRANSFER) 1        (ISDA AGREEMENTS SUBJECT TO ENGLISH LAW) 2

                                     ISDA(R)
             International Swaps and Derivatives Association, Inc.

                             CREDIT SUPPORT ANNEX

                            to the Schedule to the

                             ISDA Master Agreement

                         dated as of..................

                                    between

                      ............... and ...............
                        ("PARTY A")         ("PARTY B")

This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above and is part of its Schedule. For the purposes of this Agreement, including, without limitation, Sections 1(c), 2(a), 5 and 6, the credit support arrangements set out in this Annex constitute a Transaction (for which this Annex constitutes the Confirmation).

PARAGRAPH 1. INTERPRETATION

Capitalised terms not otherwise defined in this Annex or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 10, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 11 and the other

1 This document is not intended to create a charge or other security interest over the assets transferred under its terms. Persons intending to establish a collateral arrangement based on the creation of a charge or other security interest should consider using the ISDA Credit Support Deed (English law) or the ISDA Credit Support Annex (New York law), as appropriate.

2 This Credit Support Annex has been prepared for use with ISDA Master Agreements subject to English law. Users should consult their legal advisers as to the proper use and effect of this form and the arrangements it contemplates. In particular, users should consult their legal advisers if they wish to have the Credit Support Annex made subject to a governing law other than English law or to have the Credit Support Annex subject to a different governing law than that governing the rest of the ISDA Master Agreement (e.g., English law for the Credit Support Annex and New York law for the rest of the ISDA Master Agreement).

   Copyright (C) 1995 by International Swaps and Derivatives Association, Inc.

provisions of this Annex, Paragraph 11 will prevail. For the avoidance of doubt, references to "transfer" in this Annex mean, in relation to cash, payment and, in relation to other assets, delivery.

PARAGRAPH 2. CREDIT SUPPORT OBLIGATIONS

(a) DELIVERY AMOUNT. Subject to Paragraphs 3 and 4, upon a demand made by the Transferee on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Transferor's Minimum Transfer Amount, then the Transferor will transfer to the Transferee Eligible Credit Support having a Value as of the date of transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 11(b)(iii)(D)). Unless otherwise specified in Paragraph 11(b), the "Delivery Amount" applicable to the Transferor for any Valuation Date will equal the amount by which:

       (i) the Credit Support Amount

       exceeds

       (ii) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

(b) RETURN AMOUNT. Subject to Paragraphs 3 and 4, upon a demand made by the Transferor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Transferee's Minimum Transfer Amount, then the Transferee will transfer to the Transferor Equivalent Credit Support specified by the Transferor in that demand having a Value as of the date of transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 11(b)(iii)(D)) and the Credit Support Balance will, upon such transfer, be reduced accordingly. Unless otherwise specified in Paragraph 11(b), the "Return Amount" applicable to the Transferee for any Valuation Date will equal the amount by which:

       (i) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date) exceeds

       (ii) the Credit Support Amount.

PARAGRAPH 3. TRANSFERS, CALCULATIONS AND EXCHANGES

(a) TRANSFERS. All transfers under this Annex of any Eligible Credit Support, Equivalent Credit Support, Interest Amount or Equivalent Distributions shall be made in accordance with the instructions of the Transferee or Transferor, as applicable, and shall be made:

       (i) in the case of cash, by transfer into one or more bank accounts specified by the recipient;

       (ii) in the case of certificated securities which cannot or which the parties have agreed will not be delivered by book-entry, by delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, transfer tax stamps and any other documents necessary to constitute a legally valid transfer of the transferring party's legal and beneficial title to the recipient; and

       (iii) in the case of securities which the parties have agreed will be delivered by book-entry, by the giving of written instructions (including, for the avoidance of doubt, instructions given by telex, facsimile transmission or electronic messaging system) to the relevant depository institution or other entity specified by the recipient, together with a written copy of the instructions to the recipient, sufficient, if complied with, to result in a legally effective transfer of the transferring party's legal and beneficial title to the recipient.

Subject to Paragraph 4 and unless otherwise specified, if a demand for the transfer of Eligible Credit Support or Equivalent Credit Support is received by the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the date such demand is received; if a demand is received after the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the day after the date such demand is received.

(b) CALCULATIONS. All calculations of Value and Exposure for purposes of Paragraphs 2 and 4(a) will be made by the relevant Valuation Agent as of the relevant Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or, in the case of Paragraph 4(a), following the date of calculation).

(c) EXCHANGES.

       (i) Unless otherwise specified in Paragraph 11, the Transferor may on any Local Business Day by notice inform the Transferee that it wishes to transfer to the Transferee Eligible Credit Support specified in that notice (the "New Credit Support") in exchange for certain Eligible Credit Support (the "Original Credit Support") specified in that notice comprised in the Transferor's Credit Support Balance.

       (ii) If the Transferee notifies the Transferor that it has consented to the proposed exchange, (A) the Transferor will be obliged to transfer the New Credit Support to the Transferee on the first Settlement Day following the date on which it receives notice (which may be oral telephonic notice) from the Transferee of its consent and (B) the Transferee will be obliged to transfer to the Transferor Equivalent Credit Support in respect of the Original Credit Support not later than the Settlement Day following the date on which the Transferee receives the New Credit Support, unless otherwise specified in Paragraph 11(d) (the "Exchange Date"); provided that the Transferee will only be obliged to transfer Equivalent Credit Support with a Value as of the date of transfer as close as practicable to, but in any event not more than, the Value of the New Credit Support as of that date. 3 ISDA(R) 1995

PARAGRAPH 4. DISPUTE RESOLUTION

(a) DISPUTED CALCULATIONS OR VALUATIONS. If a party (a "Disputing Party") reasonably disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, then:

       (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following, in the case of
       (I) above, the date that the demand is received under Paragraph 2 or, in the case of (II) above, the date of transfer;

       (2) in the case of (I) above, the appropriate party will transfer the undisputed amount to the other party not later than the close of business on the Settlement Day following the date that the demand is received under Paragraph 2;

       (3) the parties will consult with each other in an attempt to resolve the dispute; and

       (4) if they fail to resolve the dispute by the Resolution Time, then:


              (i) in the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 11(c), the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

                     (A) utilising any calculations of that part of the Exposure attributable to the Transactions that the parties have agreed are not in dispute;

                     (B) calculating that part of the Exposure attributable to the Transactions in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction, then fewer than four quotations may be used for that Transaction, and if no quotations are available for a particular Transaction, then the Valuation Agent's original calculations will be used for the Transaction; and

                     (C)  utilising  the  procedures   specified  in  Paragraph
                     11(e)(ii) for calculating the Value, if disputed, of the outstanding Credit Support Balance;

              (ii) in the case of a dispute involving the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, the Valuation Agent will recalculate the Value as of the date of
              transfer   pursuant   to   Paragraph   11(e)(ii).

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) as soon as possible but in any event not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following such notice given by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraph 3(a), make the appropriate transfer.

(b) NO EVENT OF DEFAULT. The failure by a party to make a transfer of any amount which is the subject of a dispute to which Paragraph 4(a) applies will not constitute an Event of Default for as long as the procedures set out in this Paragraph 4 are being carried out. For the avoidance of doubt, upon completion of those procedures, Section 5(a)(i) of this Agreement will apply to any failure by a party to make a transfer required under the final sentence of Paragraph 4(a) on the relevant due date.

PARAGRAPH 5. TRANSFER OF TITLE, NO SECURITY INTEREST, DISTRIBUTIONS AND INTEREST AMOUNT

(a) TRANSFER OF TITLE. Each party agrees that all right, title and interest in and to any Eligible Credit Support, Equivalent Credit Support, Equivalent Distributions or Interest Amount which it transfers to the other party under the terms of this Annex shall vest in the recipient free and clear of any liens, claims, charges or encumbrances or any other interest of the transferring party or of any third person (other than a lien routinely imposed on all securities in a relevant clearance system).

(b) NO SECURITY INTEREST. Nothing in this Annex is intended to create or does create in favour of either party any mortgage, charge, lien, pledge, encumbrance or other security interest in any cash or other property transferred by one party to the other party under the terms of this Annex.

(c) DISTRIBUTIONS AND INTEREST AMOUNT.

       (i) DISTRIBUTIONS. The Transferee will transfer to the Transferor not later than the Settlement Day following each Distributions Date cash, securities or other property of the same type, nominal value, description and amount as the relevant Distributions ("Equivalent Distributions") to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

       (ii) INTEREST AMOUNT. Unless otherwise specified in Paragraph 11(f)(iii), the Transferee will transfer to the Transferor at the times specified in Paragraph 11(f)(ii) the relevant Interest Amount to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

PARAGRAPH 6. DEFAULT

If an Early Termination Date is designated or deemed to occur as a result of an Event of Default in relation to a party, an amount equal to the Value of the Credit Support Balance, determined as though the Early Termination Date were a Valuation Date, will be deemed to be an Unpaid Amount due to the Transferor (which may or may not be the Defaulting Party) for purposes of Section 6(e). For the avoidance of doubt, if Market Quotation is the applicable payment measure for purposes of Section 6(e), then the Market Quotation determined under Section 6(e) in relation to the Transaction constituted by this Annex will be deemed to be zero, and, if Loss is the applicable payment measure for purposes of Section 6(e), then the Loss determined under Section 6(e) in relation to the Transaction will be limited to the Unpaid Amount representing the Value of the Credit Support Balance.

PARAGRAPH 7. REPRESENTATION

Each party represents to the other party (which representation will be deemed to be repeated as of each date on which it transfers Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions) that it is the sole owner of or otherwise has the right to transfer all Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions it transfers to the other party under this Annex, free and clear of any security interest, lien, encumbrance or other restriction (other than a lien routinely imposed on all securities in a relevant clearance system).

PARAGRAPH 8. EXPENSES

Each party will pay its own costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer it is required to make under this Annex) in connection with performing its obligations under this Annex, and neither party will be liable for any such costs and expenses incurred by the other party.

PARAGRAPH 9. MISCELLANEOUS

(a) DEFAULT INTEREST. Other than in the case of an amount which is the subject of a dispute under Paragraph 4(a), if a Transferee fails to make, when due, any transfer of Equivalent Credit Support, Equivalent Distributions or the Interest Amount, it will be obliged to pay the Transferor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value on the relevant Valuation Date of the items of property that were required to be transferred, from (and including) the date that the Equivalent Credit Support, Equivalent Distributions or Interest Amount were required to be transferred to (but excluding) the date of transfer of the Equivalent Credit Support, Equivalent Distributions or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) GOOD FAITH AND COMMERCIALLY REASONABLE MANNER. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(c) DEMANDS AND NOTICES. All demands and notices given by a party under this Annex will be given as specified in Section 12 of this Agreement.

(d) Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 11 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

PARAGRAPH 10. DEFINITIONS

As used in this Annex:

"BASE CURRENCY" means the currency specified as such in Paragraph 11(a)(i).

"BASE CURRENCY EQUIVALENT" means, with respect to an amount on a Valuation Date, in the case of an amount denominated in the Base Currency, such Base Currency amount and, in the case of an amount denominated in a currency other than the Base Currency (the "Other Currency"), the amount of Base Currency required to purchase such amount of the Other Currency at the spot exchange rate determined by the Valuation Agent for value on such Valuation Date.

"CREDIT SUPPORT AMOUNT" means, with respect to a Transferor on a Valuation Date, (i) the Transferee's Exposure plus (ii) all Independent Amounts applicable to the Transferor, if any, minus (iii) all Independent Amounts applicable to the Transferee, if any, minus (iv) the Transferor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

"CREDIT SUPPORT BALANCE" means, with respect to a Transferor on a Valuation Date, the aggregate of all Eligible Credit Support that has been transferred to or received by the Transferee under this Annex, together with any Distributions and all proceeds of any such Eligible Credit Support or Distributions, as reduced pursuant to Paragraph 2(b), 3(c)(ii) or 6. Any Equivalent Distributions or Interest Amount (or portion of either) not transferred pursuant to Paragraph 5(c)(i) or (ii) will form part of the Credit Support Balance.

"DELIVERY AMOUNT" has the meaning specified in Paragraph 2(a).

"DISPUTING PARTY" has the meaning specified in Paragraph 4.

"DISTRIBUTIONS" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time.

"DISTRIBUTIONS DATE" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support is entitled to receive Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

"ELIGIBLE CREDIT SUPPORT" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 11(b)(ii) including, in relation to any securities, if applicable, the proceeds of any redemption in whole or in part of such securities by the relevant issuer.

"ELIGIBLE CURRENCY" means each currency specified as such in Paragraph 11(a)(ii), if such currency is freely available.

"EQUIVALENT CREDIT SUPPORT" means, in relation to any Eligible Credit Support comprised in the Credit Support Balance, Eligible Credit Support of the same type, nominal value, description and amount as that Eligible Credit Support.

"EQUIVALENT DISTRIBUTIONS" has the meaning specified in Paragraph 5(c)(i).

"EXCHANGE DATE" has the meaning specified in Paragraph 11(d).

"EXPOSURE" means, with respect to a party on a Valuation Date and subject to Paragraph 4 in the case of a dispute, the amount, if any, that would be payable to that party by the other party (expressed as a positive number) or by that party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(1) of this Agreement if all Transactions (other than the Transaction constituted by this Annex) were being terminated as of the relevant Valuation Time, on the basis that (i) that party is not the Affected Party and (ii) the Base Currency is the Termination Currency; provided that Market Quotations will be determined by the Valuation Agent on behalf of that party using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"INDEPENDENT AMOUNT" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11
(b)(iii)(A); if no amount is specified, zero.

"INTEREST AMOUNT" means, with respect to an Interest Period, the aggregate sum of the Base Currency Equivalents of the amounts of interest determined for each relevant currency and calculated for each day in that Interest Period on the principal amount of the portion of the Credit Support Balance comprised of cash in such currency, determined by the Valuation Agent for each such day as follows:

       (x)    the amount of cash in such currency on that day; multiplied by

       (y)    the relevant Interest Rate in effect for that day; divided by

       (z)    360 (or, in the case of pounds sterling, 365).

"INTEREST PERIOD" means the period from (and including) the last Local Business Day on which an Interest Amount was transferred (or, if no Interest Amount has yet been transferred, the Local Business Day on which Eligible Credit Support or Equivalent Credit Support in the form of cash was transferred to or received by the Transferee) to (but excluding) the Local Business Day on which the current Interest Amount is transferred.

"INTEREST RATE" means, with respect to an Eligible Currency, the rate specified in Paragraph 11(f)(i) for that currency.

"LOCAL BUSINESS DAY", unless otherwise specified in Paragraph 1l(h), means:

       (i) in relation to a transfer of cash or other property (other than securities) under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment;

       (ii) in relation to a transfer of securities under this Annex, a day on which the clearance system agreed between the parties for delivery of the securities is open for the acceptance and execution of settlement instructions or, if delivery of the securities is contemplated by other means, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place(s) agreed between the parties for this purpose;

       (iii) in relation to a valuation under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place of location of the Valuation Agent and in the place(s) agreed between the parties for this purpose; and

       (iv) in relation to any notice or other communication under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place specified in the address for notice most recently provided by the recipient.

"MINIMUM TRANSFER AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 11(b)(iii)(C); if no amount is specified, zero.

"NEW CREDIT SUPPORT" has the meaning specified in Paragraph 3(c)(i).

"NOTIFICATION TIME" has the meaning specified in Paragraph 11(c)(iv).

"RECALCULATION DATE" means the Valuation Date that gives rise to the dispute under Paragraph 4; provided, however, that if a subsequent Valuation Date occurs under Paragraph 2 prior to the resolution of the dispute, then the

"RECALCULATION DATE" means the most recent Valuation Date under Paragraph 2.

"RESOLUTION TIME" has the meaning specified in Paragraph 11(c)(i).

"RETURN AMOUNT" has the meaning specified in Paragraph 2(b).

"SETTLEMENT DAY" means, in relation to a date, (i) with respect to a transfer of cash or other property (other than securities), the next Local Business Day and (ii) with respect to a transfer of securities, the first Local Business Day after such date on which settlement of a trade in the relevant securities, if effected on such date, would have been settled in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market in which such securities are principally traded (or, in either case, if there is no such customary practice, on the first Local Business Day after such date on which it is reasonably practicable to deliver such securities).

"Threshold" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(B); if no amount is specified, zero.

"TRANSFEREE" means, in relation to each Valuation Date, the party in respect of which Exposure is a positive number and, in relation to a Credit Support Balance, the party which, subject to this Annex, owes such Credit Support Balance or, as the case may be, the Value of such Credit Support Balance to the other party.

"TRANSFEROR" means, in relation to a Transferee, the other party.

"VALUATION AGENT" has the meaning specified in Paragraph 11(c)(i).

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 11(c)(ii).

"VALUATION PERCENTAGE" means, for any item of Eligible Credit Support, the percentage specified in Paragraph 11(b)(ii).

"VALUATION TIME" has the meaning specified in Paragraph 11(c)(iii).

"VALUE" means, for any Valuation Date or other date for which Value is calculated, and subject to Paragraph 4 in the case of a dispute, with respect to:

       (i) Eligible Credit Support comprised in a Credit Support Balance that is:

              (A) an amount of cash, the Base Currency Equivalent of such amount multiplied by the applicable Valuation Percentage, if any; and

              (B) a security, the Base Currency Equivalent of the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any; and

       (ii) items that are comprised in a Credit Support Balance and are not Eligible Credit Support, zero.

PARAGRAPH 11. ELECTIONS AND VARIABLES

(a)    BASE CURRENCY AND ELIGIBLE CURRENCY.

       (i) "Base Currency" means United States Dollars unless otherwise specified here:

              ...................................

       (ii) "Eligible Currency" means the Base Currency and each other currency specified here:

              ...................................

(b)    CREDIT SUPPORT OBLIGATIONS.

       (i)    DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

              (A) "DELIVERY AMOUNT" has the meaning specified in Paragraph 2(a), unless otherwise specified here:

              (B) "RETURN AMOUNT" has the meaning specified in Paragraph 2(b), unless otherwise specified here:


              (C) "CREDIT SUPPORT AMOUNT" has the meaning specified in Paragraph 10, unless otherwise specified here:

       (ii) ELIGIBLE CREDIT SUPPORT. The following items will qualify as "ELIGIBLE CREDIT SUPPORT" for the party specified:

                                                 Party A    Party B    Valuation
       (A)    cash in an Eligible Currency         [   ]      [   ]       [   ]%

       (B)    negotiable debt obligations          [   ]      [   ]       [   ]%
              issued bythe Government of [    ]
              having an original maturity at
              issuance of not more than one year

       (C)    negotiable debt obligations issue    [   ]      [   ]       [   ]%
              by the Government of [     ]
              having an original maturity at
              issuance of more than one year but
              not more than 10 years

                                                 Party A    Party B    Valuation
       (D)    negotiable debt obligation issued    [   ]      [   ]       [   ]%
              by the Government of [     ]
              having an original maturity at
              issuance of more than 10 years

       (E)    other:...........................    [   ]      [   ]       [   ]%


       (iii)  THRESHOLDS.

       (A)    "INDEPENDENT AMOUNT" means with respect to Party A:...............
              "INDEPENDENT AMOUNT" means with respect to Party B:...............

       (B)    "THRESHOLD" means with respect to Party A:........................
              "THRESHOLD" means with respect to Party B:........................

       (C)    "MINIMUM TRANSFER AMOUNT" means with respect to Party A:..........
              "MINIMUM TRANSFER AMOUNT" means with respect to Party B:..........

       (D)    ROUNDING.  The  Delivery  Amount  and the Return  Amount  will be rounded  [down to the  nearest  integral  multiple of ..../up and down to the nearest  integral  multiple of ....,  respectively3].

(c)  VALUATION  AND TIMING.

       (i) "VALUATION AGENT" means, for purposes of Paragraphs 2 and 4, the party making the demand under Paragraph 2, and, for purposes of Paragraph 5(c), the Transferee, as applicable, unless otherwise specified here:

       (ii) "VALUATION DATE" means:

       (iii) "VALUATION TIME" means:

              [ ] the close of business in the place of location of the Valuation Valuation Date or date of calculation, as applicable;

              [ ] the close of business on the Local BusinessDay immediately Valuation Date or date of calculation, as applicable;

       provided that the calculations of Value and Exposure will, as far as practicable, be made as of approximately the same time on the same date.

       (iv)  "NOTIFICATION  TIME"  means 1:00  p.m.,  London  time,  on a Local
       Business Day, unless otherwise specified here:..........................

---------
3     Delete as applicable.

(d) EXCHANGE DATE. "EXCHANGE DATE" has the meaning specified in Paragraph 3(c)(ii), unless otherwise specified here:

(e)  DISPUTE  RESOLUTION.

       (i) "RESOLUTION TIME" means 1:00 p.m., London time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 4, unless otherwise specified here:

       (ii) VALUE. For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, will be calculated as follows:

       (iii) ALTERNATIVE. The provisions of Paragraph 4 will apply, unless an alternative dispute resolution procedure is specified here:

(f)    DISTRIBUTIONS AND INTEREST AMOUNT.

       (i) INTEREST RATE. The "Interest Rate" in relation to each Eligible Currency specified below will be:

              Eligible Currency                             Interest Rate

              ....................                          ....................

              ....................                          ....................

              ....................                          ....................


       (ii) TRANSFER OF INTEREST AMOUNT. The transfer of the Interest Amount will be made on the last Local Business Day of each calendar month and on any Local Business Day that a Return Amount consisting wholly or partly of cash is transferred to the Transferor pursuant to Paragraph 2(b), unless otherwise specified here:

       (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 5(c)(ii) will apply, unless otherwise specified here:

(g)    ADDRESSES  FOR  TRANSFERS.

       Party A:.................................................................

       .........................................................................

       Party B:.................................................................

       .........................................................................


(h)    OTHER PROVISIONS.

                                                              (BASIS RATE SWAP)

                FORM OF PARAGRAPH 11 TO THE CREDIT SUPPORT ANNEX

                            ELECTIONS AND VARIABLES

                       TO THE ISDA CREDIT SUPPORT ANNEX

                           DATED AS OF [_____] 2003

                                    BETWEEN

          NORTHERN ROCK PLC           AND             GRANITE MORTGAGES 03-1 PLC
            ("Party A")                               ("Party B")

                                      AND             THE BANK OF NEW YORK
                                                      (as the Note Trustee)

PARAGRAPH 11.

(a)    BASE CURRENCY AND ELIGIBLE CURRENCY

       (i)    "BASE CURRENCY" means [US Dollars].

       (ii)   "ELIGIBLE CURRENCY" means Pounds Sterling.

(b)    CREDIT SUPPORT OBLIGATIONS

       (i)    DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT

              (A)    "DELIVERY  AMOUNT" has the meaning  specified in Paragraph
                     2(a).

              (B) "RETURN AMOUNT" has the meaning specified in Paragraph 2(b), except that (a) the words "specified by the Transferor in that demand" shall be deleted in the fourth line thereof, and (b) the words "(adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date)" shall be deleted in paragraph (i) thereof.

              (C)    "CREDIT SUPPORT AMOUNT" in the event that:

                     (i) in the reasonable opinion of S&P a Note Downgrade Event may occur under Part 5(k)(i) of the Schedule then the "CREDIT SUPPORT AMOUNT" shall equal the amount calculated in accordance with the definition of "S&P CRITERIA" in the Schedule minus the Transferor's Threshold;

                     (ii) in the opinion of Moody's a Note Downgrade Event may occur under Part 5(k)(ii) of the Schedule then the "CREDIT SUPPORT AMOUNT" shall equal the sum of sub-paragraphs (i) and (ii) of paragraph (a) in the definition of "MOODY'S CRITERIA" in the Schedule minus the Transferor's Threshold;

                     (iii) in the reasonable opinion of Fitch a Note Downgrade Event may occur under Part 5(k)(iv) of the Schedule, then the "CREDIT SUPPORT AMOUNT" shall equal the amount calculated in accordance with the definition of "FITCH CRITERIA" in the Schedule minus the Transferor's Threshold;

                     (iv) in the opinion of Moody's a Note Downgrade Event may occur under Part 5(k)(iii) of the Schedule, then the "CREDIT SUPPORT AMOUNT" shall equal the sum of sub-paragraphs (i) and (ii) of paragraph (b) in the definition of "MOODY'S CRITERIA" in the Schedule minus the Transferor's Threshold, provided that the mark-to-market value of the outstanding Transactions shall be determined by the Valuation Agent in accordance with the meaning of "EXPOSURE" in Paragraph 10.

                     In the event that Party A is required to post collateral in support of its obligations under this Agreement pursuant to the requirements of two or more of Parts 5(k)(i), (ii), (iii) or (iv), then the "CREDIT SUPPORT AMOUNT" shall equal be the highest of the applicable Credit Support Amounts to be calculated under Part
                     5(k)(i), (ii), (iii) or (iv) in accordance with this Annex.

       (ii)   ELIGIBLE CREDIT SUPPORT

              The items set forth in Schedule 1 hereto will qualify as "ELIGIBLE CREDIT SUPPORT".

       (iii)  THRESHOLDS

              (A) "INDEPENDENT AMOUNT" means with respect to Party A: Zero "INDEPENDENT AMOUNT" means with respect to Party B: Zero

              (B) "THRESHOLD" means with respect to Party A: Infinity provided that:

                     (i)    in the event that:

                            (a) in the reasonable opinion of S&P a Note Downgrade Event may occur under Part 5(k)(i) of the Schedule; or

                            (b) in the opinion of Moody's a Note Downgrade Event may occur under Part 5(k)(ii) of the Schedule; or

                            (c)    in the  reasonable  opinion  of Fitch a Note
                                   Downgrade   Event  may  occur   under   Part
                                   5(k)(iv)  of the  Schedule,

                     and unless and until Party A has put in place alternative arrangements as contemplated by such Part 5(k)(i), part 5(k)(ii) or Part 5(k)(iv), as applicable, on the expiry of the period ending 30 days following the occurrence of the Note Downgrade Event; or

                     (ii) in the event that in the opinion of Moody's a Note Downgrade Event may occur under Part 5(k)(iii) of the Schedule, and unless and until Party A has put in place alternative arrangements as contemplated by such Part 5(k)(iii), the Threshold shall be zero.

                     For the avoidance of doubt in the event that the short term, unsecured, unsubordinated debt obligations of Party A or any Credit Support Provider of Party A are rated at least A-1 (by S&P) and "Prime-1" (by Moody's) and "F1" (by Fitch) and the long-term, unsecured and unsubordinated debt obligations of Party A or any Credit Support Provider of Party A are rated at least A2 (by Moody's) then the Threshold for Party A will be infinity.

                     "THRESHOLD" means with respect to Party B: Infinity.

                     (C) "MINIMUM TRANSFER AMOUNT" means with respect to Party A: [USD 250,000].

                            "MINIMUM TRANSFER AMOUNT" means with respect to Party B: [USD 250,000].

                     (D) ROUNDING: The Delivery Amount and the Return Amount will not be rounded.

(c)    VALUATION AND TIMING

       (i)    "VALUATION AGENT" means Party A.

       (ii)   "VALUATION  DATE" means in the event that:

              (i) in the reasonable opinion of S&P a Note Downgrade Event may occur under Part 5(k)(i) of the Schedule; or

              (ii) in the opinion of Moody's a Note Downgrade Event may occur under Part 5(k)(ii) of the Schedule;

              (iii) in the reasonable opinion of Fitch a Note Downgrade Event may occur under Part 5(k)(iv) of the Schedule; or

              (iv) in the opinion of Moody's a Note Downgrade Event may occur under Part 5(k)(iii) of the Schedule, the last Local Business Day of each week

       (iii) "VALUATION TIME" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

       (iv) "NOTIFICATION TIME" means 4:00 p.m., London time, on a Local Business Day.

(d)    EXCHANGE DATE

       "EXCHANGE DATE" has the meaning specified in Paragraph 3(c)(ii).

(e)    DISPUTE RESOLUTION

       (i) "RESOLUTION TIME" means 4:00 p.m. London time on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 4.

       (ii)   VALUE:   For  the  purpose  of   Paragraphs   4(a)(4)(i)(C)   and
              4(a)(4)(ii), on any date the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, will be calculated
              with  respect  to  any  Cash,  as  the  amount   thereof.

       (iii)  ALTERNATIVE:   The   provisions   of   Paragraph  4  will  apply.

(f)    DISTRIBUTIONS AND INTEREST AMOUNT.

       (i) INTEREST RATE: The "Interest Rate" will be (i) such interest rate as may be payable on the Authorised Investments purchased from funds constituting the outstanding Credit Support Balance or (ii) such rate as may be agreed between the parties.[1]

       (ii) TRANSFER OF INTEREST AMOUNT: The transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month, to the extent that a Delivery Amount would not be created or increased by that transfer, and on any other Local Business Day on which Equivalent Credit Support in the form of cash is transferred to the Transferor pursuant to Paragraph 2(b) provided that Party B shall not be obliged to so transfer any Interest Amount unless and until it has received such equivalent amount by way of interest, dividend or otherwise in respect of Authorised Investments.

       (iii) ALTERNATIVE TO INTEREST AMOUNT: The provisions of Paragraph 5(c)(ii) will apply. For the purposes of calculating the Interest Amount the amount of interest calculated for each day of the Interest Period shall, with respect to any Eligible Currency, be compounded daily.

(g)    ADDRESS FOR TRANSFERS

       Party A: To be notified to Party B by Party A at the time of the request for the transfer.

       Party B: To be notified to Party A by Party B at the time of the request for the transfer.

---------
1      Subject to client confirmation.

(h)    OTHER PROVISIONS

       (i)    TRANSFER TIMING

              (A) The final paragraph of Paragraph 3(a) shall be deleted and replaced with the following:

                     "Subject to Paragraph 4, and unless otherwise specified, any transfer of Eligible Credit Support or Equivalent Credit Support (whether by the Transferor pursuant to Paragraph 2(a) or by the Transferee pursuant to Paragraph 2(b)) shall be made not later than the close of business on the Settlement Day."

              (B) The definition of Settlement Day shall be deleted and replaced with the following:

                     "SETTLEMENT DAY" means in respect of a transfer of cash or other property (except Securities), the second Local Business Day after the Demand Date.

              (C)    For the purposes of this Paragraph 11(h)(i):

                     "DEMAND DATE" means, in respect to a transfer by a party;

                     (i)    in the case of  Paragraph  2, the date on which the
                            Valuation   Agent   notifies   each  party  of  its
                            calculations pursuant to Paragraph 3(b)

                     (ii) in the case of a transfer pursuant to Paragraph 2 or Paragraph 4(a)(2), the date on which such party receives notice of the demand by the other party to make such a transfer;

                     (iii) in the case of a transfer pursuant to Paragraph 3(c)(ii)(A), the date on which the Transferor receives notice from the Transferee of its consent to the proposed exchange; and

                     (iv) in the case of a transfer pursuant to Paragraph 5(c)(i), the Distributions Date.

       (ii)   EARLY TERMINATION

              (A) The heading for Paragraph 6 shall be deleted and replaced with "EARLY TERMINATION" and the following shall be added after the word "Default" in the first line of Paragraph 6, "or a Termination Event in relation to all (but not less than all) Transactions".

              (B) For the purposes of determining the Credit Support Balance pursuant to Paragraph 6, the definition of Value in Paragraph 10 shall be amended by deleting the words "multiplied by the applicable Valuation Percentage, if any" from subsection (i)(A) and (B).

       (iii)  WIRE TRANSFERS

              At any time when a party shall be required to transfer Eligible Credit Support in the form of cash hereunder such party shall, unless otherwise instructed by the other party, transfer the relevant amount by means of a wire transfer of immediately available funds denominated in an Eligible Currency for credit to the account of its counterparty.

       (iv)   NOTICES

              Any notice or communication hereunder shall be sufficiently given if given in accordance with the provisions of the Agreement and will be effective at the same time such notice or communication would be effective pursuant to Section 12 of the Agreement.

       (v)    SUCCESSORS

              This Annex and all obligations of the Transferor hereunder shall be binding upon the successors and assigns of the Transferor and shall, together with the rights and remedies of the Transferee hereunder, inure to the benefit of the Transferee and its respective successors and assigns.

       (vi)   NO THIRD PARTY RIGHTS

              This Annex has been and is made solely for the benefit of the Transferor and the Transferee and their respective successors and assigns, and no other person or entity shall acquire or have any right under or by virtue of this Annex.

       (vii)  MINIMUM TRANSFER AMOUNT

              Notwithstanding the provisions of Paragraph 11(b)(iii)(C), when the Credit Support Amount with respect to both parties on a Valuation Date is zero, the Minimum Transfer Amount with respect to both parties will be zero.

       (viii) PAYMENT ADMINISTRATION

              Any  Eligible  Credit  Support   provided  by  Party  A  and  any
              Distributions or Interest Amount derived from such Eligible Credit Support, for the purposes of the Current Issuer Transaction Documents, shall not form part of the Current Issuer Available Revenue Receipts or the Current Issuer Available Principal Receipts unless and until it is deemed an Unpaid Amount due to the Transferor in accordance with the terms of Paragraph 6 of this Annex.

                                  SCHEDULE 1

                                                                                     The          The            Valuation
                                                                                  Transferor   Transferee       Percentage*
                                                                                  -----------------------------------------
(A)   Cash                                                                           Yes           Yes              100%

(B)   (x) Negotiable debt obligations issued by the U.S. Treasury Department or the Government National Mortgage Association ("Ginnie Mae"), or (y)
      mortgage backed securities issued by Ginnie Mae (but with respect to either (x) or (y) excluding interest only or principal only stripped securities, securities representing residual interests in mortgage pools, or securities that are not listed on a national securities exchange or
      regularly quoted in a national quotation service).                             Yes           Yes              [96%]

(C)   (x) Negotiable debt obligations issued by the Federal Home Loan Mortgage
      Association ("Freddie Mac") or the Federal National Mortgage Association
      ("Fannie Mae") or (y) mortgage-backed securities issued by Freddie Mac or
      Fannie Mae but excluding interest only or principal only stripped securities, securities representing residual interests in mortgage pools, or securities that are not listed on a national securities exchange or
      regularly quoted in a national quotation service.                              Yes           Yes              [96%]

(D)   Negotiable debt obligations issued by the Governments of the United States or of any country in the European Union (with a soverign long term rating of at least "Aa3" by Moody's) having a remaining maturity of not more than
      one year.                                                                      Yes           Yes              [99%]

(E)   Negotiable debt obligations issued by the Governments of the United States or of any country in the European Union (with a soverign long term rating of at least "Aa3" by Moody's) having a remaining maturity of more than one
      but not more than 5 years.                                                     Yes           Yes              [97%]


                                                                                     The          The            Valuation
                                                                                  Transferor   Transferee       Percentage*
                                                                                  -----------------------------------------
(F)   Negotiable debt obligations issued by the Governments of the United States or of any country in the European Union (with a soverign long term rating
      of at least "Aa3" by Moody's) more than 5 years but not more than 10 years.    Yes           Yes              [96%]

      *Three per cent will be deducted from the Valuation Percentage for any Eligible Credit Support that is not in the currency of the liability of the relevant party under this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Annex as of the date first above written.


NORTHERN ROCK PLC,                                GRANITE MORTGAGES 03-1
being Party A                                     PLC, being Party B


By:_______________                                By:_______________

Name:                                             Name:

Title:                                            Title:


                                                  THE BANK OF NEW YORK,
                                                  being the Note Trustee


                                                  By:_______________

                                                  Name:

                                                  Title: